UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 58th Street, Building A, Suite 2100
Brooklyn, New York	11220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Matters.

On November 18, 2021, we filed with the Securities and Exchange Commission, or the SEC, a registration statement on Form S-1, or the Resale Registration Statement, relating to the proposed public offering by certain selling stockholders of up to 6,281,454 shares, or the Resale Shares, of our common stock received in connection with our acquisition of Novellus, Inc. in July 2021. All of the Resale Shares are being registered for resale pursuant to a registration rights agreement dated July 16, 2021, entered between the Company and the selling stockholders in connection with the acquisition of Novellus, Inc. We will not receive any proceeds from any Resale Shares sold by the selling stockholders.

A total of 3,377,690 of the Resale Shares are the subject of lock-up agreements that we entered into with Matthew Angel and Christopher Rohde, the co-founders of Novellus, Inc., and their affiliates. Each lock-up agreement extends until July 2024, provided that up to 75% of the shares of common stock subject to the lock-up agreements may be released from the lock-up restrictions earlier if the price of our common stock on The Nasdaq Global Market exceeds specified thresholds. The terms of the lock-up agreements are not modified in any manner by the filing of the Resale Registration Statement, and the 3,377,690 Resale Shares subject to the lock-up agreements will not be available for offer or sale under the Resale Registration Statement until released from the lock-up restrictions in accordance with the lock-up agreements.

The remaining 2,903,764 Resale Shares, including a total of 838,402 Resale Shares beneficially owned by Messrs. Angel and Rohde, are not subject to contractual lock-up restrictions and are expected to be available for offer and sale under the Resale Registration Statement upon, and subject to, the Resale Registration Statement being declared effective by the SEC.

The Resale Registration Statement has been filed with the SEC but has not yet become effective. The Resale Shares may not be sold, nor may offers to buy be accepted, prior to the time the Resale Registration Statement becomes effective.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, Resale Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The proposed offering will be made only by means of a prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: November 23, 2021	By:	/s/ Howard J. Federoff
Howard J. Federoff
Chief Executive Officer and President